UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 3, 2005


                                PROQUEST COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                      1-3246                    36-3580106
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)



         300 North Zeeb Road, Ann Arbor, Michigan           48103
         (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (734) 761-4700


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 3, 2005, Kevin Gregory, the Chief Financial Officer of ProQuest Company (the "Company") announced his intention to resign from the Company. Mr. Gregory will leave his position as Chief Financial Officer by year-end 2005. The Company has commenced a search for a new Chief Financial Officer. A copy of the press release announcing his resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

99.1              99.1    Press Release issued by the Company on May 6, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   PROQUEST COMPANY


                                   By:      /s/ Todd W. Buchardt
                                            ------------------------------------
                                                Todd W. Buchardt
                                                Senior Vice President



Dated: May 6, 2005